                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          FoxMeyer Health Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                          FOXMEYER HEALTH CORPORATION
                               1220 SENLAC DRIVE
                            CARROLLTON, TEXAS 75006

                                 June 28, 1996

To our Stockholders:


     You are cordially invited to attend the Annual Meeting of Stockholders of FoxMeyer Health Corporation (the "Company") to be held on Thursday, August 22, 1996, at the Crescent Court Hotel, Dallas, Texas 75201, at 8:30 a.m., local time (the "Annual Meeting").


     The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be transacted at the Annual Meeting. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that our stockholders may have.

     It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card at your earliest convenience. Your prompt cooperation will be greatly appreciated.

Very truly yours,
/s/ ABBEY J. BUTLER                  /s/ MELVYN J. ESTRIN
ABBEY J. BUTLER                      MELVYN J. ESTRIN
Co-Chairman of the Board             Co-Chairman of the Board
and Co-Chief Executive Officer       and Co-Chief Executive Officer

                          FOXMEYER HEALTH CORPORATION

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------


     The Annual Meeting of Stockholders of FoxMeyer Health Corporation, a Delaware corporation (the "Company"), will be held on Thursday, August 22, 1996, at the Crescent Court Hotel, Dallas, Texas 75201, at 8:30 a.m., local time (the "Annual Meeting"), for the purpose of considering and acting upon the following matters, that are described more fully in the accompanying Proxy Statement:


          (a) To elect three directors to the Company's Board of Directors, two of whom to hold office for a three year term and one of whom to hold office for a one year term; and

          (b) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on June 28, 1996 as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A list of the stockholders entitled to vote at the Annual Meeting will be made available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, at the offices of the Company at 1220 Senlac Drive, Carrollton, Texas 75006, commencing on approximately August 12, 1996, and at the Annual Meeting.

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE THAT HAS BEEN PROVIDED FOR YOUR CONVENIENCE AND THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROMPT RETURN OF PROXY CARDS WILL ENSURE A QUORUM. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE THE ANNUAL MEETING AND, IN THAT EVENT, HIS OR HER PROXY WILL NOT BE USED.


                                            /s/ KEVIN J. ROGAN
                                            KEVIN J. ROGAN
                                            Secretary

Carrollton, Texas
June 28, 1996

                          FOXMEYER HEALTH CORPORATION
                               1220 SENLAC DRIVE
                            CARROLLTON, TEXAS 75006
                             ---------------------

                                PROXY STATEMENT
                             ---------------------
                                  INTRODUCTION


     This Proxy Statement is being furnished to holders of shares of common stock of FoxMeyer Health Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, August 22, 1996, at the Crescent Court Hotel, Dallas, Texas 75201, at 8:30 a.m., local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Annual Meeting"). It is expected that the Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card will be mailed to each stockholder who is entitled to vote at the Annual Meeting commencing on or about June 28, 1996.


     Stockholders can ensure that their shares are voted at the Annual Meeting by signing, dating and returning the enclosed proxy card in the envelope provided. The submission of a signed proxy card will not affect a stockholder's right to attend the Annual Meeting and vote in person. Stockholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a proxy bearing a later date, or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of a stockholder who has signed a proxy card does not itself revoke that proxy.

                               VOTING OF PROXIES

     Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted FOR the proposals submitted to the stockholders for approval. The proxy card provides space for a stockholder to withhold voting for any or all nominees to the Board of Directors. For purposes of determining the number of votes cast with respect to any voting matter, only those votes cast "for" or "against" are included. Abstentions or broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

     If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have theretofore been effectively revoked or withdrawn).

     If any other matters are properly presented at the meetings for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

                              GENERAL INFORMATION


     The Company is a holding company principally involved in health care services, including the distribution of a full line of pharmaceutical products and health and beauty aids, as well as providing managed care services, through FoxMeyer Corporation ("FoxMeyer"), FoxMeyer Drug Company, and other wholly-owned subsidiaries. FoxMeyer's geographic coverage extends to the entire continental United States, and is the fourth largest wholesale drug distributor in the United States. In addition, the Company owns (a) approximately 41 percent of the outstanding shares of FoxMeyer Canada Inc. ("FoxMeyer Canada"), which is an integrated managed care company whose services include pharmacy benefit management and software products for